Marketable Securities (Detail 2) (USD $) In Millions	Dec. 31, 2010
Marketable securities by contractual maturity
Due in one year or less	$ 794
Due after one year through three years	796
Due after three years through five years	17
Due after five years	34
Total marketable securities	$ 1,641